M ar c h 202 2

Exhibit 99.1

This presentation (the "Presentation") is for informational purposes only to assist interested parties in making an evaluation with respect to a proposed business combination (the “Potential Business Combination”) between Global SPAC Partners Co. (“Global”) and Gorilla Technology Group Inc. (the "Company" or “Gorilla”) and is being furnished solely for use by prospective investors in connection with their consideration of an investment in Global. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Potential Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Global, the Company, or any of their respective affiliates . Specifically, this Presentation shall not constitute a solicitation as defined in Rule 14 a - 1 of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions . The recipient acknowledges that it is (i) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Exchange Act and the rules and regulations promulgated thereunder, and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . None of Global, the Company or any of their respective affiliates, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this Presentation or any other information (whether communicated in written or oral form) transmitted or made available to prospective acquirers or investors and each of such persons expressly disclaims any and all liability relating to or resulting from the use of this Presentation or such other information by a prospective acquirer or investor or any of their affiliates or representatives . Prospective investors are not entitled to rely on the accuracy or completeness of the Presentation and are entitled to rely solely on only those particular representations and warranties, if any, which may be made by Global or the Company to an investor in a subscription agreement, when, as and if executed, and subject to such limitations and restrictions as may be specified therein . Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof, that the subject matter hereof and all of the information contained herein is of a confidential nature and that the recipient will treat such information in a confidential manner and will not, directly or indirectly, disclose or permit its affiliates or representatives to disclose any information regarding its receipt hereof or any information contained herein to any other person or reproduce, disseminate, quote or refer to this Presentation, in whole or in part, without the prior written consent of Global and the Company, and you agree to delete or destroy this Presentation upon Global’s or the Company’s request . Projections - The financial projections presented in this Presentation represent management's current estimates of future performance based on various assumptions, which may or may not prove to be correct . The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the projections and accordingly they did not express an opinion or provide any other form of assurance with respect thereto . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying these projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risk that could cause actual results to differ materially from those contained in these projections . See “Forward - Looking Statements” below . Accordingly, there can be no assurance that these projections will be realized . Further, industry experts may disagree with these assumptions and with management's view of the market and the prospects for the Company . This Presentation does not purport to contain all information which may be material to an acquirer or investor, and recipients of this Presentation should conduct their own independent evaluation and due diligence of the Company . Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof, that if such recipient determines to engage in a transaction with the Company, its determination will be based solely on the terms of the definitive agreement relating to such transaction and on the recipient’s own investigation, analysis and assessment of the Company and the Potential Business Combination . Neither Global nor Company intends to update or otherwise revise this Presentation following its distribution and neither Global nor the Company makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this Presentation after the date of the Presentation. Unless noted otherwise, all financial figures contained in this Presentation are in U.S. Dollars.

Use of Data - The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modelling or any other information contained herein . Any data on past performance or modelling contained herein is not an indication as to future performance . Global and the Company assume no obligation to update the information in this Presentation . Further, the financial statements contained herein were prepared by the Company in accordance with private company AICPA standards . The Company is currently in the process of conforming its financials to comply with public company and U . S . Securities and Exchange Commission (the “SEC”) requirements . Trademarks - Global and the Company own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Global or the Company, or an endorsement or sponsorship by or of Global or the Company . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Global or the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights . Industry and Market Information - Information contained in this Presentation concerning Gorilla’s industry and the markets in which it operates, including Gorilla’s general expectations and market position, market opportunity and market size, is based on information from Gorilla’s management’s estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties . In some cases, we may not expressly refer to the sources from which this information is derived . Management estimates are derived from industry and general publications and research, surveys and studies conducted by third parties and Gorilla’s knowledge of its industry and assumptions based on such information and knowledge, which we believe to be reasonable . In addition, assumptions and estimates of Gorilla’s and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause Gorilla’s future performance and actual market growth, opportunity and size and the like to differ materially from our assumptions and estimates . Forward Looking Statements - This Presentation contains, and certain oral statements made by representatives of Global and Gorilla and their respective affiliates, from time to time may contain, “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Global’s and Gorilla’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, Global’s and Gorilla’s expectations with respect to future performance and anticipated financial impacts of the Potential Business Combination contemplated by the definitive Business Combination Agreement, dated as of December 21 , 2021 (the “Business Combination Agreement”), the satisfaction of the closing conditions to the Potential Business Combination and the timing of the completion of the Potential Business Combination . These forward - looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results . Most of these factors are outside of the control of Global or Gorilla and are difficult to predict . Factors that may cause such differences include but are not limited to : (i) the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post - business combination company (the “Combined Entity”) or the expected benefits of the Potential Business Combination, if not obtained ; (ii) the failure to realize the anticipated benefits of the Potential Business Combination ; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties ; (iv) the ability of Global prior to the Potential Business Combination, and the Combined Entity following the Potential Business Combination, to maintain the listing of the Combined Entity’s shares on Nasdaq ; (v) costs related to the Potential Business Combination ; (vi) the lack of a third - party fairness opinion in determining whether or not to pursue the Potential Business Combination ; (vii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the approval of the Business Combination Agreement by the shareholders of Global and the satisfaction of the minimum cash requirements of the Business Combination Agreement following any redemptions by Global’s public shareholders ; (viii) the risk that the Potential Business Combination may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline ; (ix) the outcome of any legal proceedings that may be instituted against Global or Gorilla related to the Potential Business Combination ; (x) the attraction and retention of qualified directors, officers, employees and key personnel of Global and Gorilla prior to the Potential Business Combination, and the Combined Entity following the Potential Business Combination ; (xi) the ability of the Combined Entity to compete effectively in a highly competitive market ; (xii) the ability to protect and enhance Gorilla’s corporate reputation and brand ; (xiii) the impact from future regulatory, judicial, and legislative changes in Gorilla’s or the Combined Entity’s industry ; (xiv) the uncertain effects of the COVID - 19 pandemic ; (xv) competition from larger technology companies that have greater resources, technology, relationships and/or expertise ; (xvi) future financial performance of the Combined Entity following the Potential Business Combination, including the ability of future revenues to meet projected annual bookings ; (xvii) the ability of the Combined Entity to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses ; (xviii) the ability of the Combined Entity to generate sufficient revenue from each of its revenue streams ; (xix) the ability of the Combined Entity’s patents and patent applications to protect the Combined Entity’s core technologies from competitors ;

(xx) the Combined Entity’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements ; (xxi) product sales and/or services ; (xxii) the Combined Entity’s ability to execute its business plans and strategy ; and (xxiii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Global or Gorilla . The foregoing list of factors is not exclusive . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Readers are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . Global and Gorilla undertake no obligation to update forward - looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation . Use of Non - GAAP Financial Measures - This Presentation includes certain non - GAAP financial measures, including EBITDA, that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non - GAAP financial measures used by other companies . Gorilla and Global believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of Gorilla . These non - GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP . Forward - looking non - GAAP financial measures are provided ; they are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation . Important Information for Investors and Shareholders - In connection with the Potential Business Combination, Gorilla has filed with the SEC a Registration Statement on Form F - 4 , which includes a preliminary proxy statement of Global, and a prospectus of Gorilla in connection with the proposed Potential Business Combination . The definitive proxy statement and other relevant documents will be mailed to Global security holders as of a record date to be established for voting on the Business Combination Agreement and the Potential Business Combination . Investors and security holders of Global and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Global’s solicitation of proxies for the special meeting of Global shareholders to be held to approve the Business Combination Agreement and the Potential Business Combination because these documents will contain important information about Global, Gorilla, the Business Combination Agreement and the Potential Business Combination . The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Potential Business Combination (when they become available), and any other documents filed by Global with the SEC, may be obtained free of charge at the SEC’s website (www . sec . gov) or by writing to Global at : 2093 Philadelphia Pike # 1968 , Claymont, DE 19703 . Participants in the Solicitation - Global and the Company and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Global’s shareholders in connection with the Potential Business Combination . Investors and security holders may obtain more detailed information regarding the names and interests in the Potential Business Combination of Global’s directors and officers in Global’s filings with the SEC, as well as the Company’s Registration Statement, that includes a proxy statement of Global in connection with Global solicitation of proxies for the vote by Global shareholders with respect to the Potential Business Combination and a prospectus of the Company . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Global’s shareholders in connection with the Potential Business Combination is set forth in the Registration Statement . Additional Information - INVESTORS AND SECURITY HOLDERS OF GLOBAL ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH GLOBAL’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE POTENTIAL BUSINESS COMBINATION BECAUSE THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL BUSINESS COMBINATION AND THE PARTIES THERETO . When available, the definitive proxy statement/prospectus will be mailed to shareholders of Global as of a record date to be established for voting on the Potential Business Combination . Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www . sec . gov . NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE .

T h e T ran s a c t io n

Assumptions : Gorilla Shareholders Source of Funds: (i) PIPE financing of subunits (1 common + 1/4 warrant) of minimum $50.5m at closing, plus (ii) Full Trust assuming no redemptions by Global's existing public shareholders (including non - redemption commitments). Use of Funds: Estimated Fees & Expenses include all legal & financial fees related to the merger transaction. Pro Forma Illustrative Ownership: Primary % includes (no redemption scenario) (i) 65 million rollover shares to existing Gorilla shareholders, (ii) 5.0 million shares from PIPE issuance, and (iii) existing SPAC 21.75 million shares (16.75 million public, 4.19 million Founder shares, 0.1 million u/w, 0.7 million IPO PIPE). Diluted % includes exercise of 13.1 million outstanding warrants and 1.25 million warrants issued in PIPE, with a strike price of $11.50. arrant lution S o u rc e s & U s e s P r o Fo r m a Va l u a t i o n (in millions) ( i n m illi o n s , ex cept s h a re p r i ce) So u r c e s o f F u n d s G o r ill a Ro ll o ver E qu i t y $657 Share Price (per share) $10.1 0 PIPE Financing (Subunits $10.10) $50.5 Pro Forma Shares Outstanding 92 Estimated Cash in Trust (post - closing) $169 Tot a l E qu i t y V a l u e $9 27 T o t a l So u r c es $876 P l u s : L T Debt $11 L e ss : E x i s t i ng C a s h & E x ce s s W o r k i ng C a p i t a l ( $20) U s e s o f F u n d s L e ss : N e t C a s h f r o m T r a n s a c t i o n ( $201) G o r ill a R o ll o ver E q u i t y $657 Pr o Fo r m a E n t e r p r i s e V al u e $7 16 Estimated Fees & Expenses $19 N e t C a s h t o B ala nce She et $201 I l l u st r at i v e P o s t - T r a n s a c t i o n Ow n e r s h i p T o t a l U s es $876 Pr i m a ry ( w/ P I PE I nv e s to r s ) D il u t e d ( f r o m w a rr a n t s ) Pr o Fo r m a R eve n u e M u l t i p l es P I P E S h a r es ( P u b l i c F l o a t) W D i 2022P Revenue $65 5% 2023P Revenue $93 P u b li c I P O Shares 18% 5% Pro Forma Enterprise Value / 2022P Revenue 11.0x S P A C S p o n s or 5% 71% 95% Pro Forma Enterprise Value / 2023P Revenue 7.7x & u / w

T h e O ppor t uni t y

B us i ne ss Key Competitive Advantages • A w a r d W i nn i n g t e ch n o l o g y l e a d er . • ~ 2 0 y e a r s o f t ec h d eve l o p m en t . • Strategic partnerships with Intel, D e ll E M C & S o f t b a n k . • World Class reference customers & solutions. Transaction • SPAC cash in Trust of $ 169 million • A minimum cash condition to closing of $ 50 million ; satisfied with $ 50 . 5 million PIPE of subunits at $ 10 . 10 , per subunit . • Net proceeds support organic growth to 2023 when business is p r oj e c t e d t o b e c a s h p o s i t i v e . • Additional proceeds will allow company to broaden geographic and horizontal coverage . Valuation • Pro forma Enterprise Value of $ 716 million fully diluted basis (zero trust redemptions) . • Attractive entry multiple for a high growth business of 11 . 0 x projected ‘ 22 revenues, representing significant discount to direct public comps and similar SPAC transactions . • A Global leader in Edge AI for video intelligence, IoT security and edge content management . • Advanced platform with flexible deployment via multiple sales channels . • Business has proven unit economics and are expected to be EBITDA positivein 2021 • Projected path to $ 404 million revenues and $ 180 m EBITDA by 2026 . I S o u r c e – Ma n a g em e n t E s t i m a tes

The Edge Opportunity Mobile Edge Computing market CAGR of 28.9% during 2021 - 2027 (6) Asia - Pacific expected to register the highest CAGR over the forecast period owing to the rising number of IoT integrated devices and the advent of 5G in the region. (2) $61.14 b i lli o n by 202 8 (3) C A G R o f 38 . 4% . (4) Worldwide S p e nd i ng o n Edge Computing e x p e c t e d t o R e a c h $ 2 50 B illi o n i n 2024 . (5) A d o p t i o n o f digital c o ll a b o r a t i o n From a technology perspective, services (including professional and provisioned services) will account for 46.2% of all edge spending in 2024. Hardware follows as the second largest technology category with a 32.2% share of spending, while the remaining 21.6% will go to edge - related software. (1) • • • • IDC predicts that by 2025 there will be 55 . 7 billion connected devices worldwide, 75 % of which will be connected to an IoT platform . IDC estimates data generated from connected IoT devices to be 73 . 1 ZB by 2025 , growing from 18 . 3 ZB in 2019 . Most of this data arises from security and video surveillance, but Industrial IoT applications will also take a significant portion of this data . The global Edge AI software market size is projected to reach USD 3 . 4 billion by 2026 , from USD 713 . 4 million in 2019 , at a CAGR of 24 . 8 % during the forecast period 2021 - 2026 . (source : Valuates Reports, 19 May 2021 ) The global Edge AI hardware market was valued at USD 870 . 9 million in 2020 and is projected to reach USD 3104 . 3 million by 2028 , growing at a CAGR of 20 . 46 % from 2021 to 2028 . (source : Verified Market Research, June 2021 ) ‘’The future is going to be awesome’’ – Demand for Edge AI chips to surpass Cloud AI chips by 2025 . By 2025 , the edge AI chip market will reach USD 12 . 2 billion in revenue , whereas cloud AI chip revenues will reach $ 11 . 9 billion in the same time frame . (source : eeTimes, December 2020 ) (1) S o u r c e - S p e n d i n g G u i d e b y I D C , i - S C OO P (2) S o u r c e – M illi on I n s i g ht s , P R N e w s w i r e (3) S o u r c e - G l ob a l E d g e C o m pu t i n g Ma r k et , G r a n d View Research, VentureBeat (4) S o u r ce - G l o b a l E dg e C o m p u t i n g Ma r k et G r a n d V i e w R es e a r c h (5) S o u r c e - S p e n d i n g G u i d e b y I D C , B l oom b e r g (6) Source - Valuates Reports, PRNewswire

The Global 5G Infrastructure Market size was valued at USD 1179.2 million in 2021 and is expected to reach USD 131.40 billion by 2030, with a growing CAGR of 68.83% from 2021 - 2030. (Source – Businesswire) 5G THE NEW CONNECTED “DIGITAL AGE” HAS ARRIVED AND HAS MADE THE PROCESS OF DIGITAL UNLOCKING” AN ABSOLUTE N E C E SS I T Y FO R E V E R Y O N E Management estimate - Sensors expected by 2021 C o nn e cted d ev i c e s ex p e cted b y 2 020 P eo p l e a cc e ssin g 4 G - L TE n et wo r k s ex p e cted b y 2 0 2 0 Developers working on private APIs in 2016 To t a l nu m b e r of a pps ins t a ll e d b y 2 0 2 1 E x a bytes of m ob il e d a ta t r aff i c p e r m o n th b y 2 0 2 0 S e n s o r s Devices Networks A P I s A PPs D a t a 34 - 36B Sensors e x pe c t e d b y 2021 19 - 21B Connected devices e x pe c t e d b y 2020 4.8 - 5.4B People a c ce s s i n g 4 G - L T E n et w o r k s b y 2 0 2 0 9 - 10M Developers w o r k i n g o n p r i v a t e A P I s i n 2016 180 - 182B 31+ E x a b y t e s o f m o b i l e d a ta t r a f f i c p e r m o n th b y 2 0 2 0 T ot a l n u m b e r o f a p p s e x p e cted t o b e in s t a ll e d b y 2 0 2 1 S o u n d Ma r k e t i n g L o c a t i o n Motion L i g h t C h em i c a l H e a t N F C G B i lli n g Motion S o c i a l S e a r c h Gesture t r a c k i n g Touch i n te r f a c e s Voice r eco g n i t i on A u g m e nt e d reality T r a n s a c t i on data U s e r d a ta F i e l d D a ta I n ve n t o r y d a ta P e r f o r m a n c e data Industry % of t o t a l edge u s e c a s es 202 5 h a r d w a r e v a lue 1 T r a v e l , t r a n sp o r t , a n d l o gisti cs 24% ~$35B - $43B Cross - vertical 9% ~$32B - $40B Retail 10% ~$20B - $28B M e di a a n d e n t e r t a i n m e n t 1% ~$17B - $25B P u bli c s ec t or a n d utilities 10% ~$16B - $24B G l o b a l e n e r g y a n d materials 13% ~$9B - $17B Industry % of t o t a l edge u s e c a s es 2 02 5 h a r d w a r e v a lue 1 A d v a n ced i n d u st r i es 10% ~$5B - $13B Healthcare 10% ~$5B - $13B Infrastructure 6% ~$4B - $11B C h e mi c a l s a n d agriculture 5% ~$4B - $11B B a n k i n g a n d insurance 1% ~$2B - $7B Consumer 4% ~$1B - $5B T o t a l : ~ $ 1 7 5 B - $ 2 1 5 B 1. Hardware value includes opportunity across the tech stack (i.e., the sensor, on - drive firmware, storage, and processor) and for a use case across the value chain (i.e., including edge computers at different points of architecture). Source – McKinsey 0 40 80 120 160 20 1 9 20 2 0 20 2 1 20 2 2 20 2 3 IT equipment on the infrastructure edge 20 2 7 20 2 8 B il . U S D Global Annual CAPEX on Edge 2024 2025 2026 IT equipment on the device edge C o m b i n e d Source - Global CAPEX of edge computing devices and infrastructure 2019 - 2028, Statista

Se n s e Time Cr o wd St r i k e IBM Cisco C3.ai Palantir Cloudfare ULTNOUS Axis Viseum Keyence Huawei Atlassian E d g e A I A pp l i a n c e s E d g e A I I n f e r en c e Models 5 G - E dg e A I S m a rt Solutions A I L i f e C y c l e E c o s y s t em 5 G N e t w o rk E dg e A I Cloud P la t f o rm I n d e pe n den c e E d g e A I D a t a A n a l y t i cs SaaS E d g e A I C y be r S e c u r i t y Analytics E n d - t o - E nd, i n t eg r a t e d p la t f o rm s e rv i ce N o C o m p e t e n ce L o w C o m p e t e n ce S o m e C o m pet e n ce H i g h C o m p e te n c e E x p e r t Source: Company websites & information in public domain

R eve n u e S t r ea m – E dge A I P l a t f o r m AI SaaS Data Service A na l yt i c W i dg e ts AI M ode l s 40 + I VA s A I A pp li an ce O E M AI Appliance G o r ill a B r an d A I Appliance AI Training/ Deep Learning on the Edge N u m b e r o f V i d e o S t r e a m s / L ens V o l u m e o f A I A na l y t i cs A P I c o m p l ex i t y N u m be r o f V i d eo S t r e a m s / S en so r s N u m b e r o f A I A n a l y t i c s D a t a a c c u m u l a t i o n volume N u m b e r o f a n a l y t i c widgets C u s t o m i z e d a n a l y t i cs v i a A I t r a i n i ng s e r v i c es Objectives and Key Results (OKRs) – A clearly defined OKR hierarchy that makes sure that everybody contributes to the c o m p a n y g o a ls • Short - term – I n c r e as e th e r e c u rr i n g r e v e nu e • • Medium - terms – C a p it a li s ing o n th e Gl o b a l O pp o r t u n ity Long - term – Pr o f it a b l e , g ene r a t ing c as h

G r e g g W a l k e r Independent Director J a y C h a n d a n Executive Chairman & Director Bringing decades of experience Y o i ch i r o H i r a n o Independent Director R t . H o n . R u t h K e ll y Independent Director T o m o yu ki Nii Independent Director D r . S p i n c e r K oh Director

S t a r d i Y e n S V P - F i n a n ce D r . S p i n c e r K oh F o un d e r & C h i e f E x e cu ti v e O ff i cer Bringing decades of experience F e li x S o n g Chief Solutions Officer M i k e W a n g Head of Sales – SE Asia D r . R a j N a t a r a j a n Chief Innovation Officer A l a n L u o Chief Technology Officer

Cloud • C e n t r a l p r o c e ss i ng o f s u m m a r y d a t a • B i g d a t a a n a l y s i s , c o m p l e x l e a r n i ng m o d e l • C e n t r a l c o n t r o l E d g e • R e a l t i m e d a t a p r o c e ss i n g • R e a l t i m e c o n t r o l ( M 2 M ) • L o c a l d a t a f i l t e r i ng a nd caching • A t s o u r c e d a t a v i s u a li z a t i o n Internet Intranet C l o u d A p p s Internet G a t ew a y N e t w o r k Switch S e r v e r Storage I o T G a t ew a y I o T G a t ew a y S e n s o r s a n d controllers Proximity • A n a l y s e i n p u t s a t s o u r c e t o m i n i m i s e d a t a t r a n s f e r a n d s to r a g e r e qu i r e m en t s • I n c r e a s e s e c u r i t y • M i n i m i z e l a t e n c y ( e s p e c i a ll y f o r V R a p p li c a t i o n s < 1 0 m s ) • R e d u c e D AT A t r a ff i c • E n a b l e E D G E - b a s e d m e s h w i t h d ev i c e s a b l e to t a l k t o e a c h o t h e r a n d o r / d i r e c t l y

Moving AI processing to the edge is highly e c o n o m i c a l & c o s t e ff ec t i v e . O n l y processed, highly valuable data is sent to the cloud . So, whilst sending and storing huge amounts of data is still expensive, smaller devices at the edge have become computationally powerful, taking after Moore’s Law . One of the greatest benefits of Edge AI is the much faster speed at which data is p ro c e ss e d & s t o r e d , e s p e c i a ll y f o r a pp li c a t i o ns t h a t r eq u i r e r e a l - t i m e processing. Edge computing makes it possible to guarantee that private data never leaves t he l o c a l d e v i c e. E d g e c o m p u t i n g d i s t r i b ut e s p r o c e ss i n g , s t o r a g e , a nd applications across a wide range of devices and data centers, which makes it difficult for any single disruption to take d o w n t h e e n t i r e ne t w o r k . Can work without connectivity . With IoT edge computing devices and edge data centers positioned closer to end - users, there is less chance of a network problem in a distant location affecting local customers . C O S T L A T E NC Y S E CURI T Y R E L I AB I L I T Y 4 Major Reasons

Cap t u r e I n fer A l er t A nal y s e I n t e l C PU • I n t e l V P U • N V I D I A GPU G o r ill a A I M o d e l s • Optimized Inference • I V A C o r e s • Endpoint Protection A I M od e l s V i s i o n A I I n f e r en ces C yb e r A I I n f e r e n c e s A I A pp li a n c e s V i s i o n A I A pp li ca t i o n s C yb e r A I A p p l i c a t io n s A I S aa S A I B i g D a t a A n a l y t i cs A I H y p e r L e a r n i n g G o ri ll a A I S a a S • A I B i g D a t a A n a l y ti cs • AI ML/DL Hyper Learning SaaS • 5G Edge AI Cloud SaaS S e c u r i t y / G o v e r n m e nt B u i l d i ng & Factory Transportation, L o g i s t i c s , A D A S & C o n ne c t e d Cars R e t a il , F i n a n c e & Entertainment Industrial Medical G o r ill a V i s i o n A I A p p li a n c e s • Vision AI Series • Rugged Vision AI • M o b il e V i s i o n A I • C y b e r A I A I A pp li a n c e s Vi d e o A n a l y t i cs I n f e ren c e (CPU - Optimized) A I T ool k i t s Re l e a se i n 202 2 Human Intrusions Vehicles Emotions Behavior Objects A I Sa a S Re l e as e i n 202 2 C y b er s e c u r i t y A n a l yt i c s I n f er e n ce ( C P U / O S O p t imi z e d ) Network End - Point Identity Prevention D e t ect i o n Re s p o n s e

How does it work? E d g e C o m p u t i ng G o r i ll a A I A p p l i a n c e I O T D e v i c e s G o r i ll a A I T oo l k it N e t w o r k E d g e S e r v e r / C l o u d C o m p u t i ng AI D a t a G o r i ll a D a t a s e t S e r v i c e G o r i ll a T r a i n i n g S e r v i c e G o r i ll a M o d e l O p t i m i z a t i o n S e r v i c e G o r i ll a A I H y p e r L e a r n i n g S a a S D a t a A n a ly t i c s Workstation G o r i ll a A I B i g D a t a A n a l y t i c s S aa S A I S aa S A p p l i c a t i o n N e w A I A n a l y t i c s

Platform Independent AI Software for Massive AI - SOC and Extended Market I n t e l ® X e o n ® P r o c e s s o r I n t e l ® Ti g e r L a k e S e r i e s I n t e l ® C o r e Œ - i P r o c e ss o r I n t e l ® K ee m B a y A c c e l e r a t o r I n t e l ® A t o m ® P r o c e ss o r n V i d i a G P U S e r i e s n V i d i a J e t s o n S e r i e s I n t e l ® K ee m B a y S t a n d a l o n e ( a r m + I n t e l V P U ) A R M C o r t e x - A S e r i e s O D M W i n d o w s C e n t O S 6 / 7 / 8 Ubuntu 14.04 / 16.04 / 18.04 / 19.04 / 20.04 W i n d o w s S e r v e r I o T OS A n d r o i d T h i n g s Snappy W i n d o w s I o T Raspbian A m a z o n F r e e R T O S E m b e dd e d L i n u x O p t i m i z e d A I – S O C D e v e l o p m ent O D M S e r v i c e AioT Security Development ODM Service Q 3 Q4 Q4 2021 Q 1 Q 2 Q3 2022 Q 1 Q 2 Q3 A R M Q u a l c o m m S e r i e s A R M C o r t e x - M S e r i e s G o o g l e T P U S e r i e s

Investors Partners Awards B e s t E d g e C o m pu t i ng P r o d u c t I n t e r o p T o kyo , J a p a n, 2 0 19 I n t e l Pa r t n e r o f t h e Y e a r A w a r d B e s t I nn o v a t i v e D e s i gn 2020 F a c e R e c o g n i t i o n T e s t F R V T – T o p 20 N a t i o n a l P o li c e I n f o r m a t i o n Service Awards 2018, 2019 Industry Telekomunikasi Indonesia

Kaohsiung Transportation Bureau 10,000% Increase in Traffic Enforcement G o r ill a i m p l e m e n t e d a p r oj e c t d ep l o y i ng A I s o l ut i o n s i n o r d e r t o c o ll e c t d a t a , r a i s e safety awareness and help law enforcement p r o t e c t t h e i r c i t i z e ns Failure of urban design to integrate traffic flow, lack of law enforcement & poor dissemination of road rules are some of the root causes of traffic violations in dense urban areas . These issues were top of mind for lawmakers at the Kaohsiung City Government in Taiwan when trying to address persistent road violations at most of their city’s intersections . Gorilla partnered with the Kaohsiung T r a n s po r t a t i o n B u r e a u : • Use advanced video to identify traffic violations • C a t c h t r a ff i c i n f r a c t i o ns a l m o s t i n r e a l t i m e • R e d u c e p o li c e dep l o y m e n t • I nc r e a s e e n f o r c e m e n t • L o ng - t e r m , c h an g e t r a f f i c m a n a g e m e nt patterns C ha ll eng e Solution R e s u lt Gorilla deployed a sophisticated EDGE AI solution to monitor major intersections : • Ability to monitor and identify traffic violations u s i ng r e a l - t i m e v i d e o • In one intersection, took violations identified from 3 /day to 305 /day • Long - term goals to decrease the number of infraction by 50 % through monitoring and through better traffic management at intersections • Ability to launch other traffic/city management r e l a t ed s e r v i c e s o n t o p • Deployment cost a fraction of non - EDGE solution N o t e: F u r th e r C a s e S tu d i e s a t t a c h e d i n th e A pp e n d i x

Growth

N o t e : A m o un t s a r e i n U S D o ll a r s . • • • • • The projected revenues, and margins, are Gorilla management’s management forecasts, based on its historical experience, current market conditions, and expectations regarding the demand & growth of the Edge AI market. • See the disclosures on slide 2 entitled “Projections” and slide 3 entitled “Forward Looking Statements” for an expanded descr iption of the nature of such assumptions and projections. • The projections are highly dependent upon and impacted by: o A p o s t - p a n d e m i c r e c ove r y g l o b a ll y o At least $50 million of gross cash from the merger, needed to generate 2022 & 2023 results, and an additional $25 million before 2024, in order to execute the entire above plan o O n t i m e c o m p l e t i o n o f D e - S P A C i s e a r l y i n Q 1 o On a intensive hiring programme. No staff attrition consequent upon the merger - including especially in senior sales roles o On securing a large contract, the management is currently working on Sales colleagues will become increasingly productive, reaching their peak productivity within 18 months Revenues from new lines of business will start to be recognized on closing a sale (no delivery lead times) Modelling does not show P&L impact of share - based incentive payments for management colleagues Model assumes 75% y - o - y retention of New lines of business $65M 2022 2023 2024 2025 $90M $151M $254M 2026 $402M 52% Average G ro w t h o v e r 5 Years 45% 202 6 E B I T D A 56% 202 6 G r o s s Margins

Cost Management whilst Maintaining Growth R ev e nu e Gr o w th G eog r a p h i c a l B r e a k d o w n o f S a l e s Note: Revenue breakdown reported In USD Source – Management Estimates 3 . 0% 6 . 7% 10 .8% 14 .2% 16 .1% 17 .5% 17 .0% 19 .0% 21 .0% 22 .2% 23 .1% 22 .8% 65 .9% 51 .8% 37 .7% 25 .8% 17 .9% 12 .3% 6 . 5% 12 .7% 18 .9% 23 .0% 26 .2% 14 .0% 0.0% 16 .0% 17 .8% 19 .0% 19 .9% 21 .2% 0 . 0% 1 0 . 0% 2 0 . 0% 3 0 . 0% 4 0 . 0% 5 0 . 0% 6 0 . 0% 7 0 . 0% 8 0 . 0% 9 0 . 0% 1 0 0 . 0 % Y 2 0 2 1 Y 2 0 2 2 Y 2 0 2 3 Y 2 0 2 4 Y 2 0 2 5 Y 2 0 2 6 J a p a n S E A s i a T a i w a n U S A E U + M E $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 $450,000,000 2026 2021 2022 2023 Edge AI Solutions & Services 202 4 2025 Edge AI PaaS

Cash Positive by 2023 Note: GP, EBITDA, Cashflow reported In USD Source – Management Estimates $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 G r o s s P r o f i t EBITDA O p C a s h F l o w - 1 0% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 E B I T D A M a r g i n G P M a r g i n O p C a s h F l o w M a r g i n

H o w i t a l s t a c k s up !

Business Models & Sales Structures SaaS • Unique product positioning, with significant d i ffe r e n t i ato rs t o c o m p e t i t i o n • Proven track record with proven growth stories • G e n e r at i ng h i g h gr os s m a r g i n s , p a t h t o profitability • Highly visible SaaS models with proven revenues Edge AI & AI • E x ce p t i o n a l m a r ke t r ece p t i o n t o t he pr o d u c t s with strong intellectual properties. • G en e r a t i ng h i g h g r os s m a r g i n s , p a t h t o profitability • R a p i d l y e vo l v i ng w i t h t he m a r ke t n e e d s • L o c a l t o G l o b a l e x p a n s i o n pr oo f Automation Technology • Unique product positioning, with significant d i ffe r e n t i ato rs t o c o m p e t i t i o n • H av e r e p e at e d l y o u t p e r f o r m e d m a r ke t expectations • P l a t f o rm o ffe r i ngs • S t r o ng R & D s up p o rt & i nn ovat i o n p i p e li ne

0 . 0 X 10 . 0 X 20 . 0 X 30 . 0 X 40 . 0 X 50 . 0 X 60 . 0 X SenseTime Gorilla: 10.9x S a a s : 2 2 . 6 x ( 14 . 7 x t o 27.0x) Automation Tech: 10.6x ( 6 . 6 x t o 11.2x) SenseTime: 34.3x 2022 Revenue Multiples (EV/Revenue) – average & lower to upper quartile A I & E d g e : 9 . 6 x ( 6 . 5 x t o 11 . 6 x ) G o r il l a Sa a S A u t o m a t i o n T e ch A I & E d g e Source – Data Source: S&P Capital IQ and Management desktop research & analysis. The closing stock prices of the comparable companies included above are as of February 4, 2022

Connecting businesses to people, people to services, industries to consumers & business partners USA Hiring key sales staff . E n a b l e p a r t n e r s h i ps a c r o s s vast ecosystems that are redefining industries and creating new business models . T A I W A N & A P A C • To provide growth opportunities • To protect your h o m e b a s e • To be aware of all potential threats t o y o u r b u s i n e s s R E S T OF A S IA C a p i t a li z e o n t h e c u r r ent relationships in APAC and while expanding market access and r a i s i ng i nn o v a t i o n . E U & M E Strategic hiring of key sales heads in key markets, with focus on the b a c k en d i n f r a s t r u c t u r e .

Creating significant value - add for Customers E s t a b li s h s t r a t e g i c p o s iti o n & I n c r e a s e W i n Rate G a i n k e y m a r q u e e c li en t s i n U S & E u r o pe C r e a t i n g a n i n t e g r a t ed g l ob a l f oo t p r i n t & M a n ag e d S e r v i ces platform C r e a t i n g s i g n i f i ca n t competitive a d v a n t ag e s t h r o u g h collaboration G o r i ll a G r o u p V a l u e A dd i n g Business Network Lo ca l K n o w - How Investment Partnerships & Collaboration 1 • Our unique product positioning will be central to h e l p f u r t h e r o u r w i n n i n g s t r a t eg y 2 • Create a foothold by building local sales, pre - sales and technology customer centric teams in US & Europe • E s t a b li s h i n g t r u s t a nd b u i l d i n g r e l a t i o n s h i p s 3 • B u i l d b r a nd a w a r en e s s • E nh a n ce c r ed i b i l i t y am o ng s t c u s t o m e r s • Cr e a t e B a rr ie r s f o r n e w en t r a n t s 4 • Creation and further development of strategic s y n e r g y w i t h i n d i f f e r e nt r eg i o n s . • Keep customers that want to graduate from Local t o G l o b a l • B e a b l e t o p r o v i de f u l l b r e a d t h o f s e r v i c e s • A I l i f e c yc l e m a n a g e m ent I n v e s t m e n t o f U S D 10 0 M S S tr tr a a te te g g y y $$$ S h a re $$$ Share $$$ S h a r e

(1) Contingency – potential fees for services of provider(s) of advisory and capital markets services Note: Use of proceeds reported In USD, $ millions S o u r c e – Ma n a g em e n t E s t i m a tes Based on management’s forecasted expenditures (including Transaction costs) remaining in 2022 and up through 2023.

Build Evaluate, invest and grow "To play THE leading role in Edge AI, by offering transformational solutions, leveraging innovation, skills and distinctive technologies to generate value for all stakeholders” Sustainability Embedded in all of Gorilla’s activities Innovation Turning ideas into strategy People S u pp ort, tr a i n i n g a n d motivation

Appendix

Strong anticipated growth prices the transaction at a discount to Selected Peer Multiples Source – Data Source: S&P Capital IQ and Management desktop research & analysis E V / 2 0 2 2 E R e ve n u e s E V / 2 0 2 6 E R e v en u e s w i t h o u t S e n s e Ti m e E V / 2 0 2 6 E R e v en u e s w i t h S e n s e T i m e • Implied Future EV – Using a future valuation date of 31 Dec 2025 , Gorilla’s EV is calculated by applying 2026 E revenue of $ 403 m to an EV / NTM Revenue multiple range of 9 . 3 x – 16 . 6 x based on blended upper and lower peer quartiles, which results in an implied midpoint future EV of $ 5 . 23 billion . The midpoint of $ 5 . 23 billion would represent 682 % upside to Transaction EV . • Implied discounted EV - Gorilla’s implied future EV is then discounted 20 % p . a . over a 4 - year period to arrive at an implied present value of $ 2 . 52 billion . The midpoint of $ 2 . 52 billion would represent 328 % upside to Transaction EV . • The fully diluted proforma transaction value of $767m reflects a discount of over 70% to the present value of $2.52 billion. $ 3 . 7 5 b ill i o n $ 6 . 7 0 b ill i o n $ 1 . 8 1 b ill i o n $ 3 . 2 3 b ill i o n $ 76 7 m ill i o n Implied EV Based on Selected Comparable Companies T r a n s ac t io n V a l ue Implied Future EV Implied Discounted EV FD Transaction EV I m p l i e d M u l t i p l e s 11 . 6 x 9.3x to 16.6x 4.5x to 8.0x 1 . 9 x 15.5x to 20.9x 11.3x to 23.0x 1 . 9 x

Strong fundamental credentials, 20 years in Security & AI 20 0 1 20 1 0 20 1 6 20 1 7 20 1 8 20 1 9 20 2 0 F o u n d e d : 20 0 1 H Q a nd R & D C e n t r e i n T a i w a n L a u n c h e d S e r v e r B a s e A I • Facial R e c o g n i t i o n i n Media • LPR/Vehicle r e c o g n i t i o n i n Security • D P I o n N e t w o r k Security. Developed Edge AI • Video Analytics • Cyber A n a l y t i c s L a u n c h e d E d g e AI • V e M o T M E d g e A I P l a t f o r m • IVAR TM Video Application • NSGurad TM C y b e r s e c u r i t y Application I n t e l C e r t i f i e d • First O p enV I N O TM C V p a r t n e r • IVAR TM Market Ready Solution - I n t e l P a r t n e r o f t he Year G l o b a l O p e r a t i o n s i n 9 C o un t r i e s E m p l o y e e s : 23 0 L e a d e r i n E d g e A I I VA R T M w i ns B e s t E d g e C o m p u t i ng A w a r d i n To k yo InterOp G o r ill a & D e l l A I E x p e r i e n c e Z o n e I n t e l B e s t I n n ov a t i o n Design Patents Applied in Taiwan, China, USA, Europe To t a l G r a n t e d P a t en t s – 24 Total Under Review Patents – 6

Taoyuan Airport Taiwan, Smart City Approach 50% Reduction in response time T he p r oj e c t s u n d e r t a k e n b y G o r ill a f o r T a o yua n A i r p o r t s h ow t h a t e d g e A I a nd v i d e o a n a l y t i c s h a ve t h e p o we r t o m a n a g e high - volume, high - density environments w i t h a cc u r a c y. Th e s e k i n d s o f s o l ut i o ns c a n benef i t s e c u r i t y pe r s o n ne l a nd i nc r e a s e o v e r a l l s a f e t y f o r t r a v e l e r s . The airport approached Gorilla to prepare for Taiwan hosting several large events, with several ke y o b j e c t i v e s : Identify and monitor suspicious people and activities • S e a r c h f o r s p e c i f i c t r a v e l e r s • M o n i t o r v e h i c l e a cc e s s i n r e s t r i c t e d a r e a s • Disease monitoring and health/safety compliance • M a i n t a i n p a ss e nge r s a t i s f a c t i o n C ha ll eng e Solution R e s u lt Gorilla deployed an EDGE AI solution knitting t o g e t h e r nu m e r o u s c a m e r a s a nd s e n s o r s to: • Find and track suspicious or lost passengers t h r o u g h f a c e r e c o gn i t i o n • Vehicle tracking via license plate matching and v i d e o m o n i t o r i ng t e c h n o l o g y • Video and GPS tracking of all ground supply vehicles for coordination of logistics and support • M a s k d e t e c t i o n f o r t h e e n t i r e a i r p o r t • S e a r c h 200 , 00 0 r e c o r d s / 1 m i n

Taiwan Criminal Investigation Bureau Days to Minutes Reduction in response time T he u p g r a d e d v e h i c l e s e a r c h p l a t f o r m effectively connected the databases from e a c h c i t y a nd t h e i r t r a n s p o r t a t i o n hu b s . W her e a s p r e v i o u s s e a r c he s w o u l d t a k e s e v e r a l d a ys t o f i nd a t a r g e t e d v e h i c l e , t h i s solution dramatically shortens vehicle s e a r c h t i m e s t o l e s s t h a n 1 m i n u t e . The CIB is responsible for supervision and deployment of all criminal police work, prevention and investigations . CIB prevents organizational and economic crime, oversees judicial police, monitors suspicious communications and i m p l e m e n t s c r i m i n a l f o r e n s i c s . T h e C h a l l e n g e : • Locate target vehicles across the whole c o u n t r y i n r e a l - t i m e • Over 8 million vehicle data points are hosted s e p a r a t e l y b y d i ff e r ent c i t y a u t h o r i t i e s C ha ll eng e Solution R e s u lt T h e S o l u t i o n : • Deploy RFID - based vehicle verification solution across 22 cities including airports, ports and t r an s p o r t a t i o n hu bs • Establish national vehicle search platform integrated with a vehicle tracking database t h a t c o ll a t e s v a r i o u s po li c e bur e a u s ’ d a t a • Display vehicle path with detailed vehicle a tt r i bu t e s ( L P R , c o l o r , t yp e ) A dd i t i o n a l c a s e s tu d i e s i n A pp e n d i x

Taipei Medical University Hospital The hospital is located in central Taipei and houses 800 hospital beds and over 2000 employees . With the recent restrictions for Covid - 19 placed on medical facilities, administrators were looking for an expedient way to usher in patients and staff to the building — all the while following the pandemic guidelines and keep everyone safe . Goals included : • Ensure mask wearing and temperature checks • C o n t r ol a cc e s s p r i v il e g e s • L i m i t s u r f a c e c o n t a c t • Maintain perfect records to enable contact tracing • L o ng - t e r m , c h an g e t r a f f i c m a n a g e m e nt patterns C ha ll eng e Solution R e s u lt Go r i l l a d e p l o y ed A I - d r i v e n s c r e e n s t a t i o ns containing: • I n t e l C P U a nd h a r d w a r e • R e a l S e n s e C a m e r a a nd t h e r m a l s e n s o r • Go r ill a ’ s s o f t w a r e The screen stations were able to control access in and out of the hospital’s main entrances during t h e p a nd e m i c , l e a d i ng t o s t unn i n g r e s u l t s : • A d e c r e a s e i n o p e r a t i o n a l c o s t s by o v e r 50% • Controlled access to potentially sick visitors • Comprehensive monitoring system which i mm e d i a t e l y a l e r t ed t h e o n - d ut y s t a f f 50% Reduction in costs

Enhancement of Ground Vehicle Management 15 seconds Vehicle Verification Violations dropped by 371 times per month a f t e r s y s t e m we nt o n l i ne . A ut o m a t i c v e h i c l e v e r i f i c a t i o n c a n b e d o n e within 15 seconds at the checkpoint area Taoyuan is the 10 th busiest airport by international passenger traffic . It is Taiwan’s largest international airport handling 42 . 3 million passengers and 2 . 1 billion kilograms of freight annually . T h e C h a l l e n g e : • Ensure safety as well as operational efficiency o f t h e gr o u nd c r e w t o a v o i d f li gh t d e l a ys • Manage service vehicles used for various purposes and keep them continuously moving o n t h e i r d e f i n e d r o u t e s C ha ll eng e Solution R e s u lt T h e S o l u t i o n : • Verify authorized vehicles by checking both li c e n s e p l a t e s a nd R F I Ds • Monitor vehicle movements and identify pr o h i b i t ed a r e a i n t r u s i o ns • Trigger alerts for violations in real time • View and search violations and event clips in t h e m a n a g e m en t p l a t f o r m

G B K S t a d i u m , I n d o n e s i a P o s t - P a n d e m i c M a n a g e m e nt M a j o r S m a rt L i g h t i n g C o m p a n y , U K En v i r o n m e n t a l M o n it o r i ng Taoyuan International Airport, Taiwan A i r p o r t Sa f e t y & S e c u r i t y T a i w a n R a il w a y s A d m i n i s tr a t i o n S t a t i o n Sa f e t y & S e c u r i t y T a i w a n I n t e r n a tio n a l P o r ts C o r p o r a t i o n P o r t Sa f e t y & S e c u r i t y Portland International Airport, US A i r p o r t Sa f e t y & S e c u r i t y

D a n o n e - L ead i n g F oo d C o m pany , I nd o ne s i a P o s t - p a n d e m i c W o r k p l a c e Sa f e t y Management E xx o n M o b i l - D i g i t a l G a r a g e , T h a il a n d S e c u r i t y a nd A cc e s s C o n t r o l Sy s t e m A I S - T h a il a n d ' s L a r g e s t M o b il e O p e r a t o r En t e r p r i s e & R e t a i l Sur v e ill a nc e Sy s t e m Leading Automotive Manufacturer, Japan S i t u a t i o n M a n a g e m e nt f o r A D A S A u r e s y s & M a s t e r C a r d , S i n g a p o r e S e c u r e d F R - b a s e d p a y m e nt L u x o tti ca G r o u p , U S S e c u r i t y a nd A cc e s s C o n t r o l Sy s t e m

T a i w a n C e n t e rs f o r D i s e a s e C o n tro l M a s k W e a r i ng S t a t i s t i c s C e n tr al W e a t h e r B u r e a u , T a i w a n C l o u d A n a l y s i s & W e a t h e r P r e d i c t i o n A g e n cy o f C o rr e ct i o n s , T a i w a n I n m a t e M a n a g e m e nt Criminal Investigation Bureau, Taiwan V e h i c l e T r a c k i ng Criminal Investigation Bureau, Taiwan Su s pe c t T r a c k i ng R o y a l T h a i P o li c e , T h a il a n d Su s pe c t T r a c k i ng